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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                            JB OXFORD HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           UTAH                           0-16240               95-4099866
           ----                           --------              ----------
(State or other jurisdiction      (Commission File Number) (IRS Employer
of incorporation)                                           Identification No.)

                         9665 WILSHIRE BLVD., SUITE 300
                         BEVERLY HILLS, CALIFORNIA 90212
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 777-8888



ITEM 9.  REGULATION  FD  DISCLOSURE.(INFORMATION  REQUIRED  BY ITEM 12 IS  BEING
         -----------------------------------------------------------------------
         PROVIDED).
         ----------


     The following information being furnished under this Item 9 is intended to provide the information required by Item 12 "Results of Operations and Financial Condition", pursuant to SEC Release 33-8216:

     On April 1, 2003, JB Oxford Holdings, Inc. (the "Company") issued a press release relating to its fourth quarter results and year-end results for 2002. A copy of the Company's Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Exhibits.
               ---------

           Exhibit
           Number            Exhibit Description
           ------            -------------------

           99.1     Press Release, dated April  1, 2003.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         JB OXFORD HOLDINGS, INC.



                                         By:   /s/ Michael J. Chiodo
                                               ----------------------------
                                               Michael J. Chiodo, CFO



Dated: April 4,  2003


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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description
------            -------------------

99.1              Press Release, dated April 1, 2003



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